UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 15, 2011

SYNTA PHARMACEUTICALS CORP.

(Exact name of registrant as specified in its charter)

Delaware	001-33277	04-3508648
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

45 Hartwell Avenue

Lexington, MA  02421

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (781) 274-8200

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01             Entry into a Material Definitive Agreement.

On December 23, 2008, as amended on February 5, 2010 and February 3, 2011, Synta Pharmaceuticals Corp. (“Synta”) entered into a Collaboration and License Agreement (the “Agreement”) with F. Hoffmann-La Roche Ltd, a Swiss corporation, and its affiliate, Hoffmann-La Roche Inc., a New Jersey corporation (together, “Roche”).  Under the Agreement, Synta and Roche agreed to collaborate on the discovery, development and commercialization of compounds targeting calcium release-activated calcium modulator channels, initially directed to the treatment of inflammatory diseases.

On July 15, 2011, Synta and Roche entered into a third amendment to the Agreement with an effective date of June 30, 2011 (the “Amendment”), which extends the research license to allow Roche to continue performing research on certain specified compounds from June 30, 2011 through the term of the Agreement, which, unless earlier terminated as provided in the Agreement, continues until the expiration of Roche’s royalty obligations to Synta for all licensed products under the Agreement.  As previously disclosed, the initial research term ended pursuant to the terms of the Agreement on December 31, 2010, and the research license was extended to June 30, 2011 with respect to certain specified compounds by the second amendment to the Agreement entered into on February 3, 2011 and effective January 1, 2011.

The foregoing is a summary description of the terms and conditions of the Amendment and is qualified in its entirety by reference to the Amendment, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated by reference herein.  Synta has requested confidential treatment for certain portions of the Amendment.

ITEM 9.01             Financial Statements and Exhibits.

(d)           Exhibits.

Exhibit
Number	Description

†10.1

Third Amendment, executed July 15, 2011, to Collaboration and License Agreement, dated December 23, 2008, as amended, by and between Synta Pharmaceuticals Corp. and F. Hoffmann-La Roche Ltd, and its affiliate, Hoffmann-La Roche Inc.

†                 Confidential portions of this document have been filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

2

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SYNTA PHARMACEUTICALS CORP.

Dated: July 21, 2011	/s/ Keith S. Ehrlich
Keith S. Ehrlich
Vice President, Finance and Administration
Chief Financial Officer

3

EXHIBIT INDEX

Exhibit No.	Description

†10.1

Third Amendment, executed July 15, 2011, to Collaboration and License Agreement, dated December 23, 2008, as amended, by and between Synta Pharmaceuticals Corp. and F. Hoffmann-La Roche Ltd, and its affiliate, Hoffmann-La Roche Inc.

†                  Confidential portions of this document have been filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

4